 Exhibit 10.22
Supply Agreement

Buyer:  Yangling Dongke Madisen Pharmaceutical co.,ltd
Signing place: Yangling

                                                     Date: Feb.2009

1 The products name, trade mark, size, manufacturer, unit, price, time and quantity

Products name	Trade mark	size	Manu- facturer	unit	quantity	Unit price	amount
Huanglongzhike granule box	Yaowang mountain	98×72×80				0.34
	Yaowang mountain	98×72×80				0.34
Tongmai granule box	Yaowang mountain	98×72×80				0.34
4piece Fuyanshu Box	Yaowang mountain	125×78×30				0.23
5piece Fuyanshu Box	Yaowang mountain	130×78×38				0.24
3piece Yiganshukang box	Yaowang mountain	140×90×30				0.34
4piece Yiganshukang box	Yaowang mountain	124×70×36				0.24
Xinxinshu capsule box	Yaowang mountain	115×65×29				0.20
3piece Huanglong capsule box	Yaowang mountain	116×70×30				0.20
Total amount in words:

2 The standards of quality, and time limit promised by the supplier: based on the requirement of the buyer, until used up all the materials.
3 Place of delivery: the buyer’s factory

4 Means of transportation and expenses: by car deliver to the factory
5 Reasonable damage and means of account: the supplier is responsible for the unqualified goods.
6 The package standard and recycle of the package: plaster in the inside, paper box in the outside, plus trade mark.
7 The standards for check and accept: based on the standards of the buyer’s quality department.
8 The spare parts, spare equipment and the way of supply:
9 Settlement method and time limit: transfer, the amount is based on the agreed by both parities.
10 Another guarantee documents is needed as the additional on of this agreement if it is needed.
11 The liability of breach the agreement: the breaking party is liable for the breach of the agreement.
12 The means of dealing with dispute: negotiation
13 Other agreed items: (1) lead time: 7days

Supplier Company name Address Legal agent Assigned agent Telephone Cable address Bank Account number Zip code	Purchaser Company name Address Legal agent Assigned agent Telephone Cable address Bank Account number Zip code	Notarial Advice:

                   Validity: from Feb. 10, 2009 to Feb. 10, 2010

Party A: Yangling Dongke Madisen Pharmaceutical co.,Ltd
Address: 8 Xinqiao Road Yangling Demonstration Zone
Zip Code: 712100

Party B：Xianyang kaiyuan industrial Co.Ltd

Address: Liangmahe Building on Dongfeng Road Xianyang,Shaanxi.